Merger (Schedule of Fair Value Adjustments for Acquired Loans) (Details) - FNBPA Bancorp, Inc [Member] $ in Thousands	Nov. 30, 2015 USD ($)
Business Acquisition [Line Items]
Gross amortized cost basis at November 30, 2015	$ 47,797
Market rate adjustment	(110)
Credit fair value adjustment on pools of homogeneous loans	(73)
Credit fair value adjustment on impaired loans	(559)
Fair value of purchased loans at November 30, 2015	$ 47,055